Exhibit 99.2

Certification of the Principal Financial Officer

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Michael A. Pecchia, Chief Financial Officer of Rainbow Rentals, Inc. (the “Company”) certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended March 31, 2003 of the Company (the “Report”):

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael A. Pecchia

Michael A. Pecchia Rainbow Rentals, Inc. Chief Financial Officer

May 14, 2003

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